                                  EXHIBIT 99.2

AMENDED SEVERANCE ARRANGEMENTS BETWEEN CORTECH AND KENNETH R. LYNN

                                 CORTECH, INC.
                          6850 NORTH BROADWAY, SUITE G
                             DENVER, COLORADO 80221

                                  May 18, 1998




Kenneth R. Lynn

     Re:  Severance Arrangements

Dear Ken:

     This letter agreement will confirm the arrangements agreed to between Cortech, Inc., a Delaware corporation (THE "COMPANY"), and yourself regarding your severance from the Company as an executive officer, director and employee with reference to the Executive Compensation and Benefits Continuation Agreement dated as of October 14, 1997 (THE "EXECUTIVE AGREEMENT"). Specifically, in consideration of the arrangements confirmed by this letter agreement, including execution of the Indemnity Agreement attached as "EXHIBIT A," you have this date ceased to serve as an executive officer, director and employee of the Company, its subsidiaries and affiliates.

     The Board of Directors has determined that by execution of this letter agreement your severance will constitute a Termination Event under the Executive Agreement and will entitle you to receive the benefits provided by
Article III of the Executive Agreement; however, we have agreed to modify such benefits (as provided under the Executive Agreement) as follows:

     (i) Your lump sum salary continuation benefit provided by Section 3.2 of the Executive Agreement shall be twenty (20) months of salary and no more;

     (ii) You will not be paid a pro-rata bonus pursuant to Section 3.5 of the Executive Agreement;

     (iii) All outstanding stock options held by you are hereby terminated and extinguished effective this date; and

     (vi) You will be available, as reasonably requested by a director or executive officer of the Company, to consult with the Company on such matters as the Company may reasonably request to assist in a transition of your duties and responsibilities as an executive officer, director and employee of the Company to others. Such consulting services will be limited to the period ending June 30, 1998 (THE "CONSULTING PERIOD") and will be limited to no more than twenty (20) hours of consultation (in any capacity and on any matter) per week on a non-cumulative basis. You will, during the Consulting Period, be paid for such consulting services at one-half of your current rate of compensation and you will be reimbursed for ordinary and necessary expenses incurred in providing consulting services to the Company upon presentation of confirmation of such expenses sufficient for the Company's income tax and accounting purposes.

     In all other respects, the terms of the Executive Agreement are ratified and confirmed. You will, in implementation of the provisions of the Executive Agreement and against the promise of performance by the Company of its obligations thereunder (as modified hereby), execute and deliver the form of Employee Agreement and Release attached hereto as EXHIBIT B. As part of the arrangements contemplated by this letter agreement the Board of Directors has also authorized the execution of the Indemnity Agreement attached hereto as EXHIBIT A.

     If the foregoing correctly sets forth our agreements with regard to the subject matter hereof, please so indicate by signing the enclosed copy of this letter below in the space indicated.

                              Very truly yours,

                              /s/ Allen Misher, Ph. D.

                              Allen Misher, Ph.D.
                              on behalf of the Board of Directors


Acknowledged and Agreed:



/s/ Kenneth R. Lynn
----------------------
Kenneth R. Lynn



                                   EXHIBIT A

                              INDEMNITY AGREEMENT


     THIS INDEMNITY AGREEMENT, effective as of May 18, 1998, between CORTECH, INC., a Delaware corporation (the "Corporation"), and KENNETH R. LYNN (the "Indemnitee"),

                              W I T N E S S E T H:

     WHEREAS Indemnitee has been a member of the board of directors of the Corporation (the "Board of Directors") and an officer and employee of the Corporation and in such capacity has been performing a valuable service for the Corporation; and

     WHEREAS the parties have entered into that certain Letter Agreement dated as of May 18, 1998 (the "Letter Agreement"), modifying, in part, and confirming in all other respects, the Corporation's obligations under that certain Executive Compensation and Benefits Continuation Agreement, dated as of October 14, 1997 and pursuant to the Letter Agreement the Indemnitee will continue to provide certain services to the Corporation as a consultant; and

     WHEREAS it is intended that Indemnitee shall be paid promptly by the Corporation all amounts necessary to effectuate in full the indemnity provided herein:

     Now, Therefore, in consideration of the premises and the covenants in this Agreement and in the Letter Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   INDEMNIFICATION.

          (a) The Corporation shall indemnify Indemnitee against Expenses and Liabilities in connection with any Proceeding arising out of any past, present or future acts or omissions (including negligence) of Indemnitee occurring during Indemnitee's service as a director or as an officer or as an employee, agent or consultant of the Corporation or any subsidiary or affiliate of the Corporation or any corporation, partnership, joint venture, trust or other enterprise for which Employee has served as a director, officer, employee or agent at the request of the Corporation (including CP-0127 Development Corporation) to the fullest extent permitted by applicable law or the Certificate of Incorporation of the Corporation in effect on the date hereof or as such law or Certificate of Incorporation may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights than the law or Certificate of Incorporation permitted the Corporation to provide before such amendment). The right to indemnification provided in the Certificate of Incorporation shall be presumed to have been relied upon by Indemnitee in serving or continuing to serve the Corporation and shall be enforceable as a contract right. Without diminishing the scope of the indemnification provided by this Section 1, the Corporation shall indemnify Indemnitee whenever he is or was a party or is threatened to be made a party to any Proceeding, including without limitation any such Proceeding brought by or in the right of the Corporation, because he is or was a director or officer or an employee, agent or consultant of the Corporation or any subsidiary or affiliate of the Corporation or any corporation, partnership, joint venture, trust or other enterprise for which Employee has served as a director, officer, employee or agent at the request of the Corporation (including CP-0127 Development Corporation) or because of anything done or not done by Indemnitee in such capacity, against Expenses and Liabilities actually and reasonably incurred by Indemnitee or on his behalf in connection with such Proceeding, including the costs of any investigation, defense, settlement or appeal, except that no indemnification shall be made with respect to any claim, issue or matter if such indemnification is prohibited by applicable Delaware law, unless and to the extent that a Delaware Court of Chancery or the court in which the action was heard determines that Indemnitee is entitled to indemnification for such amounts as the court deems proper. In addition to, and not as a limitation of, the foregoing, the rights of indemnification of Indemnitee provided under this Agreement shall include those rights set forth in Sections 2, 6, 7 and 11 below.

          (b) Indemnitee shall be paid promptly by the Corporation all amounts necessary to effectuate the foregoing indemnity.

     2. ADVANCEMENT OF EXPENSES. All reasonable Expenses incurred by or on behalf of Indemnitee shall be advanced from time to time by the Corporation to Indemnitee within thirty (30) days after the Corporation's receipt of a written request for an advance of Expenses, whether prior to or after final disposition of a Proceeding (except to the extent that there has been a Final Adverse Determination that Indemnitee is not entitled to be indemnified for such Expenses), including without limitation any Proceeding brought by or in the right of the Corporation. The written request for an advancement of any and all Expenses under this paragraph shall contain reasonable detail of the

Expenses incurred by Indemnitee. Indemnitee hereby agrees to repay the amounts advanced if it is ultimately determined that Indemnitee is not entitled to be indemnified pursuant to the terms of this Agreement.

     3. LIMITATIONS. The foregoing indemnity and advancement of Expenses shall apply only to the extent that Indemnitee has not been indemnified and reimbursed pursuant to such insurance as the Corporation may maintain for Indemnitee's benefit, or otherwise; provided, however, that notwithstanding the availability of such other indemnification and reimbursement, Indemnitee may claim indemnification and advancement of Expenses pursuant to this Agreement by assigning to the Corporation, at its request, Indemnitee's claims under such insurance to the extent Indemnitee has been paid by the Corporation.

     4. INSURANCE AND FUNDING. The Corporation may purchase and maintain insurance to protect itself and/or Indemnitee against any Expenses and Liabilities in connection with any Proceeding to the fullest extent permitted by applicable laws and, to the extent the Corporation in the future obtains liability insurance to cover its directors and officers, it shall identify Indemnitee as a past director and officer for purposes of coverage under any such liability insurance. The Corporation may create a trust fund, grant an interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification or advancement of Expenses as provided in this Agreement.

     5. PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

          (a) Whenever Indemnitee believes that he is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification to the Corporation. Any request for indemnification shall include sufficient documentation or information reasonably available to Indemnitee to support his claim for indemnification. Indemnitee shall submit such claim for indemnification within a reasonable time not to exceed five years after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, final termination or other disposition or partial disposition of any Proceeding, whichever is the later date for which Indemnitee requests indemnification. The President or the Secretary or other appropriate officer shall, promptly upon receipt of Indemnitee's request for indemnification, advise the Board of Directors in writing that Indemnitee has made such request. Determination of Indemnitee's entitlement to indemnification shall be made not later than ninety (90) days after the Corporation's receipt of his written request for such indemnification.

          (b) The Indemnitee shall be entitled to select the forum in which Indemnitee's request for indemnification will be heard, which selection shall be included in the written request for indemnification required in Section 5(a). The forum shall be any one of the following:

          (i)   The stockholders of the Corporation;

          (ii) A quorum of the Board of Directors consisting of Disinterested Directors; or

          (iii) Independent Legal Counsel, who shall make the determination in a written opinion.

          If Indemnitee fails to make such designation, his claim shall be determined by an appropriate court of the State of Delaware.

     6. FEES AND EXPENSES OF INDEPENDENT LEGAL COUNSEL. The Corporation agrees to pay the reasonable fees and expenses of Independent Legal Counsel should such Counsel be retained to make a determination of Indemnitee's entitlement to indemnification pursuant to Section 5 of this Agreement, and to fully indemnify such Counsel against any and all expenses and losses incurred by any of them arising out of or relating to this Agreement or their engagement pursuant hereto.

     7.   REMEDIES OF INDEMNITEE.

          (a) In the event that (i) a determination pursuant to Section 5 hereof is made that Indemnitee is not entitled to indemnification, (ii) advances of Expenses are not made pursuant to this Agreement, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement, or (iv) Indemnitee otherwise seeks enforcement of this Agreement, Indemnitee shall be entitled to a final adjudication of his rights in an appropriate court of the State of Delaware or other court having jurisdiction over Indemnitee and the Corporation. The Corporation shall not oppose Indemnitee's right to seek any such adjudication.

          (b) In the event that a determination that Indemnitee is not entitled to indemnification, in whole or in part, has been made pursuant to
Section 5 hereof, the decision in the judicial proceeding provided in paragraph (a) of this Section 7 shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination that he is not entitled to indemnification.

          (c) If a determination that Indemnitee is entitled to indemnification has been made pursuant to Section 5 hereof or otherwise pursuant to the terms of this Agreement, the Corporation shall be bound by such determination in the absence of (i) a misrepresentation of a material fact by Indemnitee or (ii) a specific finding (which has become final) by an appropriate court of the State of Delaware that all or any part of such indemnification is expressly prohibited by law.

          (d) In any court proceeding pursuant to this Section 7, the Corporation shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Corporation shall stipulate in any such court that the Corporation is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

          (e) Expenses reasonably incurred by Indemnitee in connection with his request for indemnification under this Agreement, seeking enforcement of this Agreement or to recover damages for breach of this Agreement shall be borne by the Corporation.

     8. MODIFICATION, WAIVER, TERMINATION AND CANCELLATION. No supplement, modification, termination, cancellation or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     9. NOTICE BY INDEMNITEE AND DEFENSE OF CLAIM. Indemnitee shall promptly notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter, whether civil, criminal, administrative or investigative, but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee if such omission does not prejudice the Corporation's rights. If such omission does prejudice the Corporation's rights, the Corporation will be relieved from liability only to the extent of such prejudice; nor will such omission relieve the Corporation from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any Proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

          (a) The Corporation will be entitled to participate therein at its own expense; and

          (b) The Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee; provided, however, that the Corporation shall not be entitled to assume the defense of any Proceeding if Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee with respect to such Proceeding. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless:

          (i) The employment of counsel by Indemnitee has been authorized by the Corporation;

          (ii) Indemnitee shall have reasonably concluded that counsel engaged by the Corporation may not adequately represent Indemnitee or that there may be a conflict of interest between Indemnitee and the Corporation with respect to such Proceeding; or

          (iii) The Corporation shall not in fact have employed counsel to assume the defense in such Proceeding or shall not in fact have assumed such defense and be acting in connection therewith with reasonable diligence;

in each of which cases the fees and expenses of such counsel shall be at the expense of the Corporation.

          (c) The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent; provided, however, that Indemnitee will not unreasonably withhold his consent to any proposed settlement.

     10. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if
(i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (a) If to Indemnitee, to:

               Kenneth R. Lynn

          (b) If to the Corporation, to:

               Cortech, Inc.
               6850 N. Broadway, Suite G
               Denver, CO 80221
               Attention:  President

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

     11. NONEXCLUSIVITY. The rights of Indemnitee hereunder shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under the Delaware General Corporation Law, the Corporation's Certificate of Incorporation or By-Laws, or any agreements, vote of stockholders, resolution of the Board of Directors or otherwise.

     12.  CERTAIN DEFINITIONS.

          (a) "Disinterested Director" shall mean a director of the Corporation who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Expenses" shall include all direct and indirect costs (including, without limitation, attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses and reasonable compensation for time spent by Indemnitee for which he is otherwise not compensated by the Corporation) actually and reasonably incurred in connection with a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided, however, that "Expenses" shall not include any Liabilities.

          (c) "Final Adverse Determination" shall mean that a determination that Indemnitee is not entitled to indemnification shall have been made pursuant to Section 5 hereof and either (1) a final adjudication in a court pursuant to Section 7(a) hereof shall have denied Indemnitee's right to indemnification hereunder, or (2) Indemnitee shall have failed to file a complaint in a court pursuant to Section 7(a) for a period of one hundred eighty (180) days after the determination made pursuant to Section 5 hereof.

          (d) "Indemnification Period" shall mean the period of time during which Indemnitee shall continue to serve as a director or as an officer or as an employee, agent or consultant of the Corporation or any subsidiary or affiliate of the Corporation or any corporation, partnership, joint venture, trust or other enterprise for which Employee has served as a director, officer, employee or agent at the request of the Corporation (including CP-0127 Development Corporation), and thereafter so long as Indemnitee shall be subject to any possible Proceeding arising out of acts or omissions of Indemnitee as a director or as an officer or as an employee, agent or consultant of the Corporation or any subsidiary or affiliate of the Corporation or any corporation, partnership, joint venture, trust or other enterprise for which Employee has served as a director, officer, employee or agent at the request of the Corporation (including CP-0127 Development Corporation).

          (e) "Independent Legal Counsel" shall mean a law firm or a member of a law firm selected by the Corporation and approved by Indemnitee (which approval shall not be unreasonably withheld) and that neither is presently nor in the past five years has been retained to represent: (i) the Corporation, in any material matter, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          (f) "Liabilities" shall mean liabilities of any type whatsoever including, but not limited to, any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of any proceeding.

          (g) "Proceeding" shall mean any threatened, pending or completed action, claim, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, including any appeal therefrom.

     13. BINDING EFFECT, DURATION AND SCOPE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Corporation), spouses, heirs and personal and legal representatives. This Agreement shall continue in effect during the Indemnification Period, regardless of whether Indemnitee continues to serve as a director or as an officer or as an employee, agent or consultant for the Corporation or for any other corporation, partnership, joint venture, trust or other enterprise.

     14. SEVERABILITY. If any provision or provisions of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

          (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and

          (b) to the fullest extent legally possible, the provisions of this Agreement shall be construed so as to give effect to the intent of any provision held invalid, illegal or unenforceable.

     15. GOVERNING LAW AND INTERPRETATION OF AGREEMENT. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. If the laws of the State of Delaware are hereafter amended to permit the Corporation to provide broader indemnification rights than said laws permitted the Corporation to provide prior to such amendment, the rights of indemnification and advancement of expenses conferred by this Agreement shall automatically be broadened to the fullest extent permitted by the laws of the State of Delaware, as so amended.

     16. CONSENT TO JURISDICTION. The Corporation and Indemnitee each irrevocably consent to the non-exclusive jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement may be brought in the state courts of the State of Delaware.

     17. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties hereto, and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement, except as specifically referred to herein or as provided in Section 11 hereof.

     18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

      Dated as of the 18th day of May, 1998.

                                        CORTECH, INC.

                                        /s/ Diarmuid F. Boran

                                        By:  Diarmuid F. Boran
                                        Title:  Chief Operating Officer


                                        INDEMNITEE


                                        /s/ Kenneth R. Lynn
                                        ---------------------------------
                                        KENNETH R. LYNN


                                   EXHIBIT B

                         EMPLOYEE AGREEMENT AND RELEASE

     I understand and agree completely to the terms set forth in the letter agreement of even date herewith (the "Letter Agreement") insofar as the same modifies in certain respects, and confirms, in all other respects, the Executive Compensation and Benefits Continuation Agreement dated as of October 14, 1997 (the "Executive Agreement").

     Except as otherwise set forth in the Letter Agreement or the Executive Agreement, I hereby release, acquit and forever discharge Cortech, Inc., its parents and subsidiaries (the "Company"), and their officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to the termination of my employment with the Company, including, but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Americans with Disabilities Act of 1990; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing; provided, however, that nothing in this paragraph shall be construed in any way to release the Company from its obligation to indemnify me pursuant to statute or any indemnification agreement, including the requirements of the Certificate of Incorporation or Bylaws of the Company.

     I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA. I also acknowledge that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (A) my waiver and release do not apply to any rights or claim that may arise after the Effective Date of this Agreement and Release; (B) I have the right to consult with an attorney prior to executing this Agreement and Release;
(C) I have twenty-one (21) days to consider this Agreement and Release (although I may choose to voluntarily execute this Agreement and Release earlier); and (D) I have seven (7) days following the execution of this Agreement and Release by the parties to revoke this Agreement and Release.


Dated: May 18, 1998                     /s/ Kenneth R. Lynn
                                        -----------------------
                                        Kenneth R. Lynn